Credit Suisse Energy Summit February 2, 2010 Zamir Rauf Executive Vice President & Chief Financial Officer Exhibit 99.1

1 1
Safe Harbor Statement
Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Annual Report on Form 10-K for the year ended
December 31, 2008, Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2009, and in other documents that Calpine files with the SEC.  Many of these risks, uncertainties and other factors are beyond
Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Calpine’s reports and other information filed with the SEC, including the risk factors identified in its Annual Report on Form
10-K for the year ended December 31, 2008, and in its Quarterly Reports on Form 10-Q for the periods ended March 31, June
30 and September 30, 2009, can be found on the SEC’s website at www.sec.gov and on Calpine’s website at
www.calpine.com.
Reconciliation to GAAP Financial Information
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934.  Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with
GAAP.

Key Messages
•Calpine Overview:
Well-Positioned for
Recovery
•Financial Overview:
Expect to Exceed
2009 Guidance;
2010 Hedges Mitigate
Difficult Market
•Capital Overview:
Significant Progress
on Debt Management;
Blueprint for Future

3 CALPINE OVERVIEW

MRO
NPCC
WECC
RFC
SPP
SERC
ERCOT
FRCC
In Operation - Gas-Fired (62)
In Operation - Geothermal (15)
Under Advanced Development (2)
As of October 2009

National Portfolio of Nearly 25,000 MW
Geographic Diversity
Dispatch Flexibility
¹
Note: Projects Under Advanced Development include Russell City Energy Center and upgrade at existing Los Esteros Critical Energy Facility.
1
Based on actual generation for 2008, updated for Otay Mesa Energy Center.
Southeast
6,104 MW
25%
North
3,350 MW
14%
West
7,854 MW
31%
Texas
7,487 MW
30%
Baseload
4,080 MW
16%
Peaking
5,145 MW
21%
Intermediate
15,570 MW
63%

Age (Years)

CO2 lbs. / MWh

Heat Rate (btu/KWh)

2008 Generation (MWh)

-
10
20
30
40
50
CPN DYN RRI NRG MIR
-
20,000
40,000
60,000
80,000
100,000
CPN NRG DYN RRI MIR
6,000
8,000
10,000
12,000
14,000
CPN DYN RRI NRG MIR
5
Source: Energy Velocity (2008). Source: Energy Velocity (2008).
Clean Modern
Source: 2008 SEC filings, Energy Velocity.
Efficient
Source: Energy Velocity (2008).  Not adjusted for steam, and excluding non-
fossil fuel generation.
Our steam-adjusted heat rate
is 7,231
Scale
Unique Independent Power Producer
Note: All DYN figures are shown pro forma, adjusted to reflect estimated impact of the sale of certain assets to LS Power during 2009.
Calpine is the nation’s largest baseload renewable, natural gas and cogeneration power provider
-
500
1,000
1,500
2,000
2,500
CPN DYN MIR NRG RRI

Once-through-cooling regulation	●	◕
NOx regulation	●	◑
Heat Rate expansion	●	◑
Industrial demand recovery	●	◑
Climate change	◕	◑
More price volatility (↓ off-peak / ↑ on-peak)	◕	◕
Middling gas prices	◑	◑
Renewables	◔	◕

6 6 Positively Geared toward Secular Trends Calpine: Positioned for the Future Trend Impact on CCTG Fleet Impact on Coal Fleet

7 7
Stabilize balance
sheet
• Simplify and optimize capital
structure
• Improve credit metrics
• Opportunistically access credit
markets
Our Vision
Three scale
regions
Expand baseload
presence / Organic
growth
Leader in
environmental
responsibility
Premier operating
company
• Capture embedded opportunities
-
Turbine upgrades
-
Geysers
-
Oversized steam
turbines
• High hurdles (4-5x EBITDA)
• Grow presence in Northeast
• Be opportunistic, but financially
disciplined
• Buy vs. build economics
• Be recognized for top tier
operations performance
-
Safety
-
Availability
-
Cost
• Meet or exceed plant-level
business plans
• Utilize modern fleet to deliver
lower-carbon energy solution
• Ensure seat at the table for
environmental regulations
• Leverage geothermal expertise
Customer-oriented
origination business
• Optimize commercial value of
existing assets
• Cultivate customer-led growth
-
OMEC, Russell City
-
California customers
-
Geysers?
-
Others?
TBD
TBD

8 8
* Subject to CPUC approval.
1
289MW July peak
Customer-Led Growth: California
• 425 MW of capacity, including associated
energy, RECs and RA, through 2017
• 250 MW of capacity, including associated
energy, RECs and RA, from 2018 - 2021
• Drilling plan & drilling permits complete
• PPA discussions in progress
Geysers
Contract renewal with PG&E*
New Units (still pending)
Serving key power markets with clean, reliable power
while demonstrating value of customer relationships
• Upgrade 180 MW simple-cycle plant
300 MW
¹
combined cycle plant
• Full capacity through 2023
Los Esteros
Critical Energy Facility
Contract transition to PG&E*
Bay Area Peakers
(11 plants)
Contract transition to PG&E*
• 500 MW of capacity through 2017
• 326 MW of capacity from 2018 - 2021
• 840 MW tolling agreement from 2011 - 2013
Delta Energy Center
New contract with PG&E
• RA (max. 750 MW) from 2012 - 2013
Pastoria Energy Facility
New contract with SCE
• 608 MW capacity under 10-year PPA
Otay Mesa Energy Center
COD for contract with SDG&E

9 FINANCIAL OVERVIEW

$453
$1,699
Financial Overview: 2009
• Hedging strategy working:  Maintained solid  Commodity Margin , despite commodity prices
• Disciplined approach to achieving significant savings in controllable expenses
• Significantly de-risked balance sheet: Managing maturities and strengthened liquidity
— $1.0 billion CCFC refinanced
— $1.2 billion term loans exchanged for secured bonds
— Important debt amendment secured
— Maintained strong liquidity of $2.2 billion
— Repaid $725 million outstanding on corporate revolver
FY08A
Adjusted EBITDA
¹
($mm)
Adjusted Free Cash Flow
¹
($mm)
FY09E
$1,735+
$580+
FY08A FY09E
1 A non-GAAP financial measure.  Reconciliations of Commodity Margin to Gross Profit, the most comparable GAAP measure, and of Adjusted EBITDA and Adjusted Free Cash Flow to Net
Income, the most comparable GAAP measure, are included at the end of this presentation.
2 POX and SG&A and royalty expenses, excluding major maintenance, non-cash stock-based compensation, non-cash loss on disposal of assets, depreciation & amortization, sales tax adjustments and 2008 insurance proceeds.
3
As of 9/30/09.
Strong
Performance
Exceeding
Guidance
1
2
3

11 11
2010 Guidance: No Updates Since 3Q09 Earnings Call
(in millions)
• Gas price risk significantly reduced; Hedges mitigate difficult market conditions
• Guidance includes additional sustainable savings of ~$30 million projected in 2010
• Customer origination efforts included in guidance
2010 Guidance:
Key Messages
Adjusted EBITDA Bridge ($mm)
5
Savings achieved
in 2009
$100 million run rate
savings
2010 Guidance to be updated no later than 2Q10 earnings call
1 A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income, the most comparable GAAP measure, are included at the end of this presentation.
2 Includes major maintenance expense of $180 million and maintenance capital expenditures of $110 million.  Major maintenance expense includes that of unconsolidated investments.
3 Includes fees for letters of credit, net of interest income.
4 Shown net of $2mm net decrease in prepayments applied toward total project cost.  Prepayments do not show up as CapEx until applied toward PP&E.
5 Represents total savings in POX and SG&A (excluding major maintenance, non-cash stock-based compensation, non-cash loss on disposal of assets, depreciation, sales tax adjustment and
2008 insurance receipts) from 2008 actual results to 2010 expected results.
FY10 Guidance
Adjusted EBITDA
1
$  1,500 - 1,600
Less:
Operating lease payments 50
Major maintenance expense & CapEx
2
290
Cash Interest, net
3
750
Cash Taxes 10
Adjusted Free Cash Flow
1
$       400 - 500
Growth CapEx (net of funding):
Turbine upgrade program
4
25
Pending growth projects TBD
$1,735+
$1,550
$70
$(115)
($100)
$30
FY09 Adjusted EBITDA
Guidance
Contract Expiration Market Conditions,Net
of Origination & Growth
Cost Savings Initiatives
FY10 Adjusted EBITDA
Guidance (Midpoint)

12 CAPITAL OVERVIEW

$1,519
$100
$309
$89
$1,000
$4,100
2009 2010 2011 2012 2013 2014 2015 2016 2017
CCR Project Debt CCFC Senior Secured Notes Exit Facility
$364
$176
$1,460
$89
$5,300
2009 2010 2011 2012 2013 2014 2015 2016 2017
CCR Project Debt CCFC Senior Secured Notes Exit Facility
13
$681
$232
$505
$791
$0
$500
$1,000
$1,500
$2,000
$2,500
Revolver / LC Availability
Restricted Cash
Cash and Cash Equivalents, Non-corporate
Cash and Cash Equivalents, Corporate
Dec 2008
Conservatively Managing Capital
(in millions)
Dec 2009
$2,209
Opportunistically accessed
~$3B of capital
Preserving Strong Liquidity
¹
Managing Debt Maturities
Note:  The debt maturity schedules shown here are not prepared on a GAAP basis and do not conform to the debt maturity schedule presented in Calpine’s Form 10-K.  (Refer to the Form 10-K for
further information regarding GAAP-basis debt maturities.)  Assumptions used in debt maturity charts shown here include: (i) excludes letter of credit facilities; (ii) maturity balances assume cash sweeps; and (iii) all other debt maturities are paid from operating cash flows at the project level.  The debt maturity charts exclude the PCFIII Notes to be repaid in Feb. 2010 from existing restricted cash collateral account.
1
Balances as of 9/30/09.

Financing Goals: Blueprint for the Future
• Opportunistically address debt maturities at least 12 - 18 months in advance
• Migrate from restrictive term loan covenants to investment grade-like covenant package
— Process initiated via $1.2 billion 3Q09 bond exchange
• Stagger debt structure to limit annual corporate maturities <$2 billion
• Maintain appropriate balance between corporate and project debt
• De-lever the balance sheet
• Maintain strong liquidity
• Avoid need to access capital market at inopportune times
• Improve capital allocation flexibility
— Eliminating current maturities allows for better allocation of capital
— Corporate bond RP basket provides flexibility to pursue strategic opportunities, buy back stock, etc.
• Improve Free Cash Flow Yield
• Improve credit metrics
— Target long-term Net Debt / Adj. EBITDA of 4.0x – 4.5x
Ongoing
Objectives
Desired
Results

15 15 Q&A

16 16 APPENDIX

17 17
Selected Operating Statistics (as presented on 3Q09 earnings call)
3Q09 3Q08 3Q09 3Q08
Total MWh Generated (in thousands)
1
28,801 25,976 Average Capacity Factor, excl. Peakers 60.7% 55.2%
West 10,447 10,563 West 73.0% 73.9%
Texas 10,633 10,074 Texas 64.0% 61.4%
Southeast 6,006 3,647 Southeast 51.0% 29.8%
North 1,715 1,692 North 31.5% 39.1%
Average Availability 97.1% 96.6% Steam Adjusted Heat Rate (Btu/KWh) 7,268 7,274
West 95.2% 95.8% West 7,302 7,314
Texas 97.5% 96.9% Texas 7,227 7,147
Southeast 98.2% 97.4% Southeast 7,187 7,335
North 98.5% 96.7% North 7,758 7,722
YTD09 YTD08 YTD09 YTD08
Total MWh Generated (in thousands)
1
68,832 68,616 Average Capacity Factor, excl. Peakers 49.0% 49.0%
West 26,108 27,702 West 62.3% 65.9%
Texas 24,136 28,060 Texas 48.5% 56.7%
Southeast 13,842 8,613 Southeast 40.0% 24.5%
North 4,746 4,241 North 30.1% 33.8%
Average Availability 92.9% 90.8% Steam Adjusted Heat Rate (Btu/KWh) 7,246 7,237
West 92.3% 89.6% West 7,299 7,287
Texas 92.1% 90.1% Texas 7,149 7,090
Southeast 93.3% 92.6% Southeast 7,214 7,409
North 95.5% 92.0% North 7,693 7,596
Generation in both periods has been adjusted to exclude those plants sold or mothballed prior to 9/30/09, and to include net interest in generation from deconsolidated projects in all periods. 1

Although Calpine’s fleet can be difficult to model, simplifying techniques may help
Ideas to help investors assess trends based on disclosures to date:
1. Estimate annual generation (MWh) based on market outlook relative to disclosed historical generation
2. Estimate hedged gross margin based on disclosed % hedged and disclosed hedge price levels
• 2009 hedge profile is for balance of year, while 2009 hedged margin ($/mwh) is full year average including YTD settlements
3. Estimate Geysers unhedged gross margin using MWh estimate, disclosed unhedged percentage, and NP-15 ATC prices, assuming
Geysers hedge profile matches entire portfolio
4. Where only natural gas has been hedged for 2010 and 2011, estimate spark spreads on disclosed % hedged by multiplying the market outlook for heat rate spreads times the disclosed hedged gas price.
• (Note: We have removed specific 2010 guidance because the portfolio is materially flat at any reasonably expected gas price.)
5. Estimate gas fleet unhedged gross margin based on rough assumptions:
• Generation tends to be skewed to on peak hours (approx 2/3 on peak)
• Hedge profile relatively flat across all regions with exception of Texas, where we are more hedged (~90%) in 2010 and relatively less hedged in 2011
6. Estimate margin from unconsolidated investments by multiplying Calpine capacity (net interest) by $7/kw-month for balance of the year 2009, $9/kw-month for FY 2010, FY 2011 and FY2012.
• Since these margins from unconsolidated investments are not included in Commodity Margin, but are included in Adjusted
EBITDA, it is necessary to additionally estimate expenses related to unconsolidated investments for purposes of calculating
Adjusted EBITDA
7. Estimate regulatory capacity and REC revenue based on disclosed percentages of total gross margin and market outlook
8. Add margin for items such as ancillary services and storage positions (small tens of millions)
Note: Tips are provided to help investors consider simplifying techniques to apply the information disclosed to date in their modeling efforts.  These tips are naturally less precise than models based on detailed operational, contract, and hedge position data might be.

90%
86% 86%
87%
10%
14%
13%
14%
2009 2010 2011 2012
Energy Margin Reliability & Other Margin
Updated Calpine
Commodity Margin Profile (as presented on 3Q09 earnings call)
Commodity Margin
Summary by Year
Calpine Commodity Margin consists of:
Note: Refer to additional detail on Reliability & Other Margin in this Appendix.
1 Excludes capacity payments associated with PPA’s, energy service agreements or tolling agreements.  Regulatory Capacity markets in which Calpine participates include:  Resource
Adequacy (CA), Forward Capacity Market (ISO-New England), ICAP (NY), RPM (PJM).
2 Estimated as of 10/23/09. Excludes unconsolidated projects.  For purposes of this analysis, in certain instances where local Calif. RA is bundled in a contract along with energy, we have assumed that local RA is priced at ~$35/Kw-yr and have separated the implied RA component accordingly.
Energy Margin
-Electricity sales
-Tolling agreements
-Steam margin
-Ancillary services
Reliability & Other Margin
-Regulatory
capacity payments
-Renewable energy credits (RECs)
-Resource Adequacy / RMR
2
1

Change to Commodity Margin

Change to Commodity Margin

Energy Hedge Profile
¹
Energy Margin:  Positioned to Respond to
Favorable Secular Trends (as presented on 3Q09 earnings call)
24,855
$7.05
$31
2011
n/a $6.35 n/a Hedged Gas Price ($/mmbtu)
³
$31 $24 $27 Hedged Margin ($/MWh)
¹
24,900 24,810 24,187 Capacity (MW)
4
2012 2010 2009
1
Estimated as of 10/23/09. Hedged margin excludes unconsolidated projects. Changing market heat rates will change delta volumes and gas price exposures. Sensitivities are assumed to occur across the portfolio.
2
Volumes are on a delta hedge basis. Delta volumes are the expected volume based on the probability of economic dispatch at a future date based on current market prices for that future date. This is typically lower than the notional volume, which is plant capacity, less known performance and operating constraints.
3
Pertains to Hedged Gas Length (shown above) only.
4
Represents Calpine’s forecasted net ownership interest with peaking capacity.  New capacity shown during first full year of operation.
Less than
±$10 mm
Less than
±$10 mm
Less than
$10 mm
98%
80%
49%
42%
12%
39%
58%
21%
2%
2009 2010 2011 2012
Hedged Volume
²
Additional Hedged Gas Length,
²
Open HR
Open Volume
²
Natural Gas Price Sensitivity ($mm)
¹
88
210
11
(211)
(107)
($250)
($200)
($150)
($100)
($50)
$0
$50
$100
$150
$200
$250
2009 2010 2011 2012
Natural Gas +$1/mmbtu Natural Gas -$1/mmbtu
Market Heat Rate Sensitivity ($mm)
¹
66
81
33
(29)
(78)
(63)
($200)
($150)
($100)
($50)
$0
$50
$100
$150
$200
2009 2010 2011 2012
Heat Rate +170 btu/KWh Heat Rate -170 btu/KWh

RECs
45%
Regulatory
Capacity
55%
Reliability & Other Margin
Detailed (as presented on 3Q09 earnings call)
1
Estimated as of 10/23/09. Excludes unconsolidated projects.
2
Amounts shown as percentages of projected 2010 Regulatory & Other Margin.  Excludes unconsolidated projects.
Reliability & Other Margin
Hedge Profile
¹
94% 2012
92% 2011
95% 2010
REC Sales: % Contracted
²
Reliability & Other Margin
Components
²
93%
88%
75%
25%
7%
12%
2010 2011 2012
Hedged Dollars Unhedged Dollars

22 22
Commodity Collateral Revolver
Capital Structure Chart
Total Debt:
$9,485
Add: Net Debt from Unconsolidated Projects ²
218
Less: Cash, Cash Equivalents & Restr. Cash (1,418)
Net Debt $8,285
First Lien Term Loan
¹
$4,675
First Lien Revolver
—
Senior Secured Notes, due 2017
¹
$1,200
Total Corporate Debt $5,975
Corporate Debt
Project Debt
CCFC
Preferred Interests
Notes Payable & Other
Borrowings Capital Lease Obligations
$1,568 $957 $25 $254 $706
Projects Projects Projects Projects
• Riverside
• Brazos Valley
• GEC Holdings • PCF I • Hidalgo
• Deer Park • Magic Valley • PCF III • Pasadena
• Steamboat • Sutter • Gilroy Cogen • Broad River
- Freeport • Hermiston • Other • King City
- Mankato
• Osprey • Stony Brook
• Rocky Mountain • Westbrook • Agnews
• Gilroy Energy Center • Other
• Bethpage
• Metcalf
• Blue Spruce
• Other
Note:  All balances shown as of 9/30/09, other than First Lien Term Loan and Senior Secured Notes.  See note 1 below.
1 Pro forma, as though bond exchange (closed 10/21/09) occurred on 9/30/09.
2 Equal to our net interest in long-term debt, less cash and cash equivalents and restricted cash from unconsolidated projects. Excludes Otay Mesa, which was not in operation as of 9/30/09.
3 Calculation not performed in accordance with debt covenant definitions.  Based on LTM Adjusted EBITDA.
Net Debt / Adjusted EBITDA
³
= 4.9x
($ in millions)
$  100

23 23
Calpine Operating Power Plants –
As of Oct 30, 2009
Technology
Load
Type
Location COD
With
Peaking
Capacity
CPN
Interest
With Peaking
Capacity, Net
West Region
Agnews Power Plant* Natural Gas Intermediate CA 1990 28 100% 28
Blue Spruce Energy Center Natural Gas Peaking CO 2003 285 100% 285
Creed Energy Center Natural Gas Peaking CA 2003 47 100% 47
Delta Energy Center Natural Gas Intermediate CA 2002 840 100% 840
Feather River Energy Center Natural Gas Peaking CA 2002 47 100% 47
Geysers (15 plants) Geothermal Baseload CA 1971 - 1989 725 100% 725
Gilroy Cogeneration Plant* Natural Gas Intermediate CA 1988 128 100% 128
Gilroy Energy Center Natural Gas Peaking CA 2002 135 100% 135
Goose Haven Energy Center Natural Gas Peaking CA 2003 47 100% 47
Greenleaf 1 Power Plant* Natural Gas Intermediate CA 1989 50 100% 50
Greenleaf 2 Power Plant* Natural Gas Intermediate CA 1989 49 100% 49
Hermiston Power Project Natural Gas Intermediate OR 2002 616 100% 616
King City Cogeneration Plant* Natural Gas Intermediate CA 1989 120 100% 120
King City Peaking Energy Center Natural Gas Peaking CA 2002 45 100% 45
Lambie Energy Center Natural Gas Peaking CA 2003 47 100% 47
Los Esteros Critical Energy Facility Natural Gas Peaking CA 2003 188 100% 188
Los Medanos Energy Center* Natural Gas Intermediate CA 2001 540 100% 540
Metcalf Energy Center Natural Gas Intermediate CA 2005 605 100% 605
Otay Mesa Energy Center Natural Gas Intermediate CA 2009 608 100% 608
Pastoria Energy Center Natural Gas Intermediate CA 2005 750 100% 750
Pittsburg Power Plant* Natural Gas Intermediate CA 1965 64 100% 64
Riverview Energy Center Natural Gas Peaking CA 2003 47 100% 47
Rocky Mountain Energy Center Natural Gas Intermediate CO 2004 621 100% 621
South Point Energy Center Natural Gas Intermediate AZ 2001 520 100% 520
Sutter Energy Center Natural Gas Intermediate CA 2001 578 100% 578
Watsonville (Monterey) Cogen Plant* Natural Gas Intermediate CA 1990 29 100% 29
Wolfskill Energy Center Natural Gas Peaking CA 2003 48 100% 48
Yuba City Energy Center Natural Gas Peaking CA 2002 47 100% 47
Total - West Region
7,854
Texas Region
Baytown Energy Center* Natural Gas Intermediate TX 2002 830 100% 830
Brazos Valley Power Plant Natural Gas Intermediate TX 2003 594 100% 594
Channel Energy Center* Natural Gas Intermediate TX 2001 593 100% 593
Clear Lake Power Plant* Natural Gas Intermediate TX 1985 377 100% 377
Corpus Christi Energy Center* Natural Gas Intermediate TX 2002 505 100% 505
Deer Park Energy Center* Natural Gas Intermediate TX 2003 1,019 100% 1,019
Freeport Energy Center* Natural Gas Intermediate TX 2007 236 100% 236
Freestone Energy Center Natural Gas Intermediate TX 2002 1,036 100% 1,036
Hidalgo Energy Center Natural Gas Intermediate TX 2000 479 79% 376
Magic Valley Generation Station Natural Gas Intermediate TX 2002 692 100% 692
Pasadena Power Plant* Natural Gas Intermediate TX 1998 776 100% 776
Texas City Power Plant* Natural Gas Intermediate TX 1987 453 100% 453
Total - Texas Region
7,487

24 24
Calpine Operating Power Plants
(continued)
–
As of Oct 30, 2009
Technology
Load
Type
Location COD
With
Peaking
Capacity
CPN
Interest
With Peaking
Capacity, Net
North Region
Bethpage Energy Center 3 Natural Gas Intermediate NY 2005 80 100% 80
Bethpage Peaker Natural Gas Peaking NY 2002 48 100% 48
Bethpage Power Plant Natural Gas Intermediate NY 1989 56 100% 56
Greenfield Energy Centre Natural Gas Intermediate Ontario, CA 2008 1,005 50% 503
Kennedy Int'l Airport Power Plant* Natural Gas Intermediate NY 1995 121 100% 121
Mankato Power Plant Natural Gas Intermediate MN 2006 324 100% 324
Riverside Energy Center Natural Gas Intermediate WI 2004 603 100% 603
RockGen Energy Center Natural Gas Peaking WI 2001 503 100% 503
Stony Brook Power Plant* Natural Gas Intermediate NY 1995 47 100% 47
Westbrook Energy Center Natural Gas Intermediate ME 2001 537 100% 537
Whitby Cogen* Natural Gas Intermediate Ontario, CA 1998 50 50% 25
Zion Energy Center Natural Gas Peaking IL 2002 503 100% 503
Total - North Region
3,350
Southeast Region
Auburndale Peaking Energy Center Natural Gas Peaking FL 2002 116 100% 116
Broad River Energy Center Natural Gas Peaking SC 2000 847 100% 847
Carville Energy Center* Natural Gas Intermediate LA 2003 501 100% 501
Columbia Energy Center* Natural Gas Intermediate SC 2004 606 100% 606
Decatur Energy Center Natural Gas Intermediate AL 2002 792 100% 792
Hog Bayou Energy Center Natural Gas Intermediate AL 2001 237 100% 237
Morgan Energy Center* Natural Gas Intermediate AL 2003 807 100% 807
Oneta Energy Center Natural Gas Intermediate OK 2002 1,134 100% 1,134
Osprey Energy Center Natural Gas Intermediate FL 2004 599 100% 599
Pine Bluff Energy Center* Natural Gas Intermediate AR 2001 215 100% 215
Santa Rosa Energy Center Natural Gas Intermediate FL 2003 250 100% 250
Total - Southeast Region
6,104
TOTAL - CALPINE 24,795
* Indicates cogeneration plant

25 25
Reg G Reconciliation:
Commodity Margin
Commodity Margin includes our power and steam revenues, capacity revenue, REC revenue, sales of surplus emission allowances, transmission revenue and expenses, fuel and purchased energy expense, RGGI compliance costs and cash settlements from our marketing, hedging and optimization activities that are included in mark-to-market activity, but excludes the unrealized portion of our mark-to-market activity and other revenue.  Commodity Margin is presented because we believe it is a useful tool for assessing the performance of our core operations, and it is a key operational measure reviewed by our chief operating decision maker.  Commodity Margin does not intend to represent gross profit (loss), the most comparable GAAP measure, as an indicator of operating performance and is not necessarily comparable to similarly-titled measures reported by other companies.
Nine Months Ended September 30, 2009
(in millions)
Consolidation
And
West Texas Southeast North Elimination Total
Commodity Margin $ 994 $ 505 $ 233 $ 215 $ — $ 1,947
Add: Mark-to-market commodity activity, net and
other revenue (1) 120 (48) 2 37 (35) 76
Less:
326 163 94 61 10 654
Depreciation and amortization expense 150 88 50 47 (5) 330
Other cost of revenue (2) 45 11 7 23 (28) 58
Gross profit $ 593 $ 195 $ 84 $ 121 $ (12) $ 981
Nine Months Ended September 30, 2008
(in millions)
Consolidation
And
West Texas Southeast North Elimination Total
Commodity Margin $ 965 $ 587 $ 208 $ 228 $ — $ 1,988
Add: Mark-to-market commodity activity, net and
other revenue (1) (30) 114 6 (24) (20) 46
Less:
Plant operating expense 309 178 84 73 (8) 636
Depreciation and amortization expense 143 94 54 40 (2) 329
Other cost of revenue (2) 54 9 23 21 (19) 88
Gross profit $ 429 $ 420 $ 53 $ 70 $ 9 $ 981
__________
(1)
(2)
Mark-to-market commodity activity represents the unrealized portion of our mark-to-market activity, net, as well as a non-cash gain from amortization of prepaid power sales agreements included in operating revenues and fuel and purchased energy expense on our Consolidated
Condensed Statements of Operations.
Excludes $5 million and nil of RGGI compliance costs for the nine months ended September 30, 2009 and 2008, respectively, which were included as a component of Commodity Margin.
Plant operating expense

26 26
Reg G Reconciliation:
Adjusted EBITDA and Adjusted Free Cash Flow
Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, adjusted for certain
non-cash or non-recurring items as detailed in the following reconciliation.  Adjusted EBITDA is presented because our
management uses Adjusted EBITDA (i) as a measure of
operating performance to assist in comparing performance
from period to period on a consistent basis and to readily
view operating trends; (ii) as a measure for planning and
forecasting overall expectations and for evaluating actual
results against such expectations; and (iii) in communications with our Board of Directors, shareholders, creditors, analysts and investors concerning our financial performance.  We
believe Adjusted EBITDA is also used by and is useful to
investors and other users of our financial statements in
evaluating our operating performance because it provides
them with an additional tool to compare business
performance across companies and across periods. Adjusted
EBITDA is not a measure calculated in accordance with GAAP,
and should be viewed as a supplement to and not a substitute for our results of operations presented in accordance with
GAAP.  Adjusted EBITDA is not intended to represent cash
flows from operations or net income (loss) as defined by
GAAP as an indicator of operating performance. Furthermore,
Adjusted EBITDA is not necessarily comparable to similarly-
titled measures reported by other companies.
Adjusted Free Cash Flow represents net income before
interest, taxes, depreciation and amortization, as adjusted, less operating lease payments, major maintenance expense
and maintenance capital expenditures, net cash interest, cash taxes, working capital and other adjustments.  Adjusted Free
Cash Flow is presented because our management uses this
measure, among others, to make decisions about capital
allocation.  Adjusted Free Cash Flow is not intended to
represent cash flows from operations as defined by GAAP as
an indicator of operating performance and is not necessarily comparable to similarly-titled measures reported by other
companies.
_________
Three Months Ended September 30, Nine Months Ended September 30,
2009 2008 2009 2008
(in millions)
Net income attributable to Calpine $ 238 $ 136 $ 192 $ 119
(1) (1) (3) (1)
Income tax expense (benefit) (7) (80) 17 (60)
Reorganization items (8) (2) (2) (263)
Other (income) expense and debt extinguishment
costs, net 20 18 57 29
Interest expense, net 195 201 602 799
Income from operations $ 437 $ 272 $ 863 $ 623
Add:
Adjustments to reconcile income from operations
to Adjusted EBITDA:
Depreciation and amortization expense,
excluding deferred financing costs
110 117 339 357
Impairment loss
—
179
—
185
Major maintenance expense
22 22 124 118
Operating lease expense
12 12 35 35
Non-cash realized gains on derivatives
—
(13)
—
(33)
Unrealized (gains) losses on commodity
derivative mark-to-market activity
(43) (43) (60) 22
Adjustments to reflect Adjusted EBITDA from
unconsolidated investments
28 34 11 29
Stock-based compensation expense
8 17 30 36
Non-cash loss on dispositions of assets
12 1 29 9
Other
—
(4) 3 )
Adjusted EBITDA $ 586 $ 594 $ 1,374 $ 1,374
Lease payments
12 35
Major maintenance expense and capital
expenditures 67 264
Cash interest 176 563
Cash taxes 4 6
Working capital and other adjustments
(
36
) (
14
)
Adjusted Free Cash Flow
$ 363
$ 520
(7
Less:
Net loss attributable to noncontrolling interest
(1) (1)
(2)
(3)
(3),(4)
(6)
(5)
(6)
(1)
Adjusted EBITDA for the three and nine months ended September 30, 2008, has been recast to conform to our current period definition.
(2)
Depreciation and amortization expense in the income from operations calculation on our Consolidated Condensed
Statements of Operations excludes amortization of other assets and amounts classified as sales, general and other administrative expenses.
(3)
Included in our Consolidated Condensed Statements of Operations in (income) loss from unconsolidated investments in power plants.
(4)
Adjustments to reflect Adjusted EBITDA from unconsolidated investments include $14 million and $12 million in unrealized (gains) losses on mark-to-market activity for the three months ended September 30, 2009 and 2008, respectively, and $(14) million and $4 million for the nine months ended September 30, 2009 and 2008, respectively.
(5)
Includes $22 million and $124 million in major maintenance expense for the three and nine months ended September 30,
2009, respectively, and $45 million and $140 million in capital expenditures for the three and nine months ended
September 30, 2008, respectively.
(6)
Includes fees for letters of credit, net of interest income.

27 27
Reg G Reconciliation:
Adjusted EBITDA and Adjusted Free Cash Flow (cont’d)
Year Ended
December 31,
2008
GAAP net income (loss) $ 10
Less:  Income from discontinued operations (23)
Net income (loss) from continuing operations $ (13
)
Add:
Adjustments to reconcile GAAP net income (loss) to Adjusted EBITDA:
Interest expense, net of interest income 1,024
Depreciation and amortization expense, excluding deferred financing costs
(1)
467
Provision (benefit) for income taxes (47)
Impairment charges 226
Reorganization items (302)
Major maintenance expense 190
Operating lease expense 46
Realized non-cash gains on derivatives (40)
Unrealized (gains) losses on commodity derivative mark-to-market activities (35)
Adjustments to calculate Adjusted EBITDA from unconsolidated  investments
(2),(3)
76
Claim settlement income —
Stock-based compensation expense (income) 50
Loss on disposal of assets 34
13
Other (4) 10
Adjusted EBITDA $ 1,699
Less:
Operating lease payments 46
Major maintenance expense and maintenance capital expenditures
(5)
337
771
Cash taxes 52
Working capital and other adjustments
(7)
40
Adjusted Free Cash Flow $ 453
__________
(1) Depreciation and amortization in the GAAP net income calculation on the Consolidated Statements of Operations excludes amortization of other assets and amounts classified as sales, general and other administrative expenses.
(2) Recorded on our Consolidated Statements of Operations in unconsolidated investment in power plants.
(3) Of our total adjustments to calculate Adjusted EBITDA from unconsolidated investments, $57 million is unrealized loss on mark-to-market activities for the year ended December 31, 2008.
(4) Other includes foreign currency translation (gains) or losses, fees associated with issuance of letters of credit and other items.
(5) Includes major maintenance expense of $192 million and maintenance capital expenditures of $145 million.
Major maintenance expense includes that of unconsolidated investments.
(6) Excludes $244 million in pre-petition interest payments made during 2008.
(7) Working capital does not include changes in cash collateral for commodity procurement and risk management including $120 million in make-whole payments and $101 million in professional fees, offset by $195 million of proceeds from asset sales.
Non-cash gain (loss) on repurchase or extinguishment of debt activities of $113 million. Adjustments have been made in 2008 to further exclude bankruptcy-related items,
(6)
Cash interest, net

28 28
Reg G Reconciliation: 2009 – 2010
Adjusted EBITDA and Free Cash Flow Guidance
Full Year 2010 Range: Low High
(in millions)
GAAP Net Income $ (30) $ 70
Plus:
Interest expense, net of interest income 750 750
Depreciation and amortization expense 465 465
Major maintenance expense 180 180
Operating  lease expense 50 50
Other 85 85
Adjusted EBITDA $ 1,500 $ 1,600
Less:
Operating lease payments 50 50
290 290
750 750
Cash taxes 10 10
Adjusted Free Cash Flow $ 400 $ 500
__________
Full Year 2009 Range: Low
(in millions)
GAAP Net Income $ 105 $
Plus:
Interest expense, net of interest income 795
Depreciation and amortization expense 455
Major maintenance expense 200
Operating lease expense 50
Other (1) 130
Adjusted EBITDA $ 1,735 $
Less:
Operating lease payments 50
Major maintenance expense and maintenance capital expenditures (2) 350
Cash interest, net (3) 775
Cash taxes 5
Working  capital and other adjustments (25)
Adjusted Free Cash Flow $ 580 $
(1)     Other includes stock-based compensation expense and other adjustments.
(2)     Includes projected Major Maintenance Expense of $200 million and $180 million in 2009 and 2010, respectively and maintenance Capital
         Expenditures of $150 million and $110 million in 2009 and 2010, respectively. Capital expenditures exclude major construction and development projects.
(3)     Includes fees for letters of credit, net of interest income.
Major maintenance expense and maintenance capital expenditures
(2)
Cash interest, net
(3)
(1)